Airgain Acquires NimbeLink | January 7, 2021 Exhibit 99.3

Disclaimer This presentation contains forward-looking statements. All statements that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “plan,” “target,” “project,” “contemplate,” “predict,” “potential,” “would,” “could,” “should,” “intend” and “expect” or the negative of these terms or other similar expressions. These statements are based on the company's current beliefs and expectations. These forward-looking statements include statements regarding our future operating results, financial position and cash flows; expected 2020 financial results; our plans and objectives for future operations; the expected benefits of the acquisition of NimbeLink, including the benefits of the combined product offering and the ability for Airgain to execute its growth strategy, expand its market footprint and expand the reach and design win opportunities; the strategies, prospects, plans, expectations or objectives of Airgain and NimbeLink for future operations; statements regarding Airgain’s strategy to expand its penetration of the Industrial IoT and M2M markets; and expectations that the acquisition will be accretive to Airgain’s non-GAAP earnings per share and free cash flow immediately in Q1 2021. The inclusion of forward-looking statements should not be regarded as a representation by Airgain that any of its plans will be achieved. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, without limitation: risks and uncertainties related to the acquisition of NimbeLink, including any costs, expenses or difficulties related to the acquisition; risks associated with integrating the NimbeLink business into our current business; the failure to realize the expected benefits and synergies of the acquisition in the expected timeframes or at all; the inability to retain key personnel; the acquisition may negatively affect our operating results, financial condition or cash flows, including as a result of the assumption of known and unknown liabilities; adjustments to the financial results in connection with completion of financial closing procedures and an audit for the fiscal period; the market for our antenna products is developing and may not develop as we expect; our operating results may fluctuate significantly, including based on seasonal risk factors, which makes our future operating results difficult to predict and contained in this presentation, including statements regarding could cause our operating results to fall below expectations or our guidance; a slower than anticipated rollout of certain customers' deployments; the COVID-19 pandemic may continue to disrupt and otherwise adversely affect our operations and those of our suppliers, partners, distributors and ultimate end customers, and the overall supply chain that our antennas are used in, as well as adversely affecting the general U.S. and global economic conditions and financial markets, and, ultimately, our sales and operating results; our products are subject to intense competition, including competition from the customers to whom we sell, and competitive pressures from existing and new companies may harm our business, sales, growth rates and market share; our future success depends on our ability to develop and successfully introduce new and enhanced products for the wireless market that meet the needs of our customers, including our ability to transition to provide a more diverse solutions capability; risks that we may not fully realize the benefits associated with the partnerships we have entered into, or that existing partnerships may be terminated by either party; our business is characterized by short product development windows and short product lifecycles; we sell to customers who are extremely price conscious, and a few customers represent a significant portion of our sales, and if we lose any of these customers, our sales could decrease significantly; we rely on a few contract manufacturers to produce and ship all of our products, a single or limited number of suppliers for some components of our products and channel partners to sell and support our products, and the failure to manage our relationships with these parties successfully could adversely affect our ability to market and sell our products; if we cannot protect our intellectual property rights, our competitive position could be harmed or we could incur significant expenses to enforce our rights; our ability to identify and consummate strategic acquisitions and partnerships, and risks associated with completed arrangements; and other risks described in our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Non-GAAP Financial Measures This presentation contains certain forward-looking non-GAAP financial measures for NimbeLink, including Adjusted EBITDA and non-GAAP Operating Expenses. We believe these financial measures provide useful information to investors with which to analyze our operating trends and performance. However, non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. With respect to these preliminary, forward-looking non-GAAP financial measures that are expected to reported for the relevant fiscal period, reconciliations to the comparable GAAP measure are not included because the companies are unable to quantify certain amounts that would be required to be included in the comparable projected GAAP measures without unreasonable effort. See the acquisition press release which is available on the Investor Relations section of our website at www.airgain.com for more information on the use of such measures.

New Addition to the Airgain Executive Team Scott Schwalbe, Co-Founder & CEO 20+ years of leadership experience and IoT thought leader Previously VP Operations at Logic PD, where he led the electronics manufacturing services (EMS) division

NimbeLink Overview Founded 2013 HQ: Plymouth, MN 24 Employees 3 Patents Issued Thousands of end customers 400,000+ units sold Hardware + SaaS model Asset Tracking Systems Edge-based Cellular Connectivity Solutions for Industrial Internet of Things (IoT) 4

Industrial IoT Applications

6 Strategic Rationale

1. Accelerates Airgain’s Enterprise Market Growth $15.5 Billion TAM by 2023* Growth Market $6.8B Automotive (Fleet, Aftermarket & OEM, + Antenna-Modems) 7 Foundational Revenue Base $780M Consumer (Connected Home & IoT) Growth Market Enterprise (Enterprise Wi-Fi, Fixed Wireless Access, M2M, Industrial IoT, Small Cell) $4.4B * Source: ABI Research forecasts, with Airgain ASP assumptions (Industrial IoT and Asset Tracking) NASDAQ:AIRG © Copyright 2021 Airgain, Inc. All Rights Reserved.

2. Extends AirgainConnect® Platform Breadth and Opportunity

Airgain

Targeting First Responder, Public Safety, and Aftermarket Fleet Vehicles Globally



AIRGAINCONNECT®

1st Product

AC-HPUE 6-in-1 Antenna-Modem for AT&T's Network and FirstNet

+ Modem Integration Design Expertise
+ Cloud Management Software Expertise
+ Operator Certification Expertise

NimbeLink®
Smart. Simple. Cellular.

1) Enables Critical Future Features
   - 5G
   - Cloud Management Offerings
   - Asset Tracking Offerings
2) Expands Cellular Module Designs
3) Increases Supply Chain Flexibility
4) Improves Product Time-to-Market



AIRGAINCONNECT®

FUTURE PRODUCTS

NASDAQ:AIRG © Copyright 2021 Airgain, Inc. All Rights Reserved.

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3. Extends NimbeLink Salesforce Reach Internationally

4. Allows NimbeLink to Address Larger Design Win Opportunities

NASDAQ:AIRG © Copyright 2020 Airgain, Inc. All Rights Reserved. 5. Opportunities to Improve NimbeLink Product Performance through Airgain Antenna System Enhancements NASDAQ:AIRG © Copyright 2021 Airgain, Inc. All Rights Reserved.

6. Increases Revenue Scale and Diversification

Airgain

$61.0M
Revenue Combined
FYE 2020*

- $48.5M Airgain 2020 Revenue Estimate*

  PLUS

- $12.5M NimbeLink 2020 Revenue Estimate
- Both Airgain and NimbeLink expect revenue growth in 2021
- NimbeLink gross margin expansion expected Q2 2021 following product transition to Vietnam-based Contract Manufacturer

NimbeLink
Smart. Simple. Cellular.

$'s Millions	Estimated FYE 2020
Revenue	$12.5
Gross Margin %	32.9%
Operating Expense**	$4.1
Adjusted EBITDA**	$0.1

NimbeLink management estimates based on preliminary, unaudited financial information.
**Non-GAAP financial measures. See slide 2 for more information on non-GAAP measures.

*Based on preliminary, unaudited revenue

NASDAQ:AIRG © Copyright 2021 Airgain, Inc. All Rights Reserved.

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Transaction Overview *Non-GAAP financial measures. See slide 2 for more information on non-GAAP measures.

Summary Accelerates Airgain’s Enterprise Market Growth Extends AirgainConnect® Platform Breadth and Opportunity Extends NimbeLink’s Salesforce Reach Internationally Allows NimbeLink to Address Larger Design Win Opportunities Opportunities to Improve NimbeLink Product Performance through Airgain Antenna System Enhancements Increases Revenue Scale and Diversification

Matt Glover Investor Relations Contact AIRG@gatewayir.com Gateway Group, Inc. 4685 MacArthur Court Suite 400 Newport Beach, CA 92660 Contact NASDAQ:AIRG © Copyright 2021 Airgain, Inc. All Rights Reserved. 15